UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 14, 2004

                                BCB Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

          New Jersey                    0-50275                26-0065262
 ----------------------------      -----------------      -------------------
 (State or other jurisdiction      (SEC File Number)       (I.R.S. Employer
       of incorporation)                                  Identification No.)

                   104-110 Avenue C, Bayonne, New Jersey 07002
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (201) 823-0700


                                 Not Applicable
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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                           CURRENT REPORT ON FORM 8-K
                           --------------------------

Item 7.         Exhibits

         Exhibit 99.1 Earnings release for the quarter ended March 31, 2004, dated April 13, 2004, is included as Exhibit 99.

Item 12.        Results of Operations and Financial Condition

     The Company announced its March 31, 2004 financial results by release. The press release is included as Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      BCB Bancorp, Inc.


DATE:  April 14, 2004            By:  /s/ Donald Mindiak
                                      -------------------------------------
                                      Donald Mindiak
                                      President and Chief Executive Officer